Exhibit 99.1

         Equity Residential Reports First Quarter Results

    CHICAGO--(BUSINESS WIRE)--April 28, 2004--Equity Residential (NYSE:EQR) today reported results for the quarter ended March 31, 2004. All per share results are reported on a fully diluted basis.
    "As expected, sequential same-store revenues were flat as we continue to bounce along the bottom found early last year," said Bruce
W. Duncan, Equity Residential's President and CEO. "We continue to look at 2004 as a transitional year leading to very strong 2005 performance. While we are more optimistic today than we were three months ago, we remain cautious in our expectations for the remainder of the year."

    First Quarter 2004

    For the quarter ended March 31, 2004, the Company reported earnings of $0.35 per share compared to $0.41 per share in the first quarter of 2003.
    Funds from Operations (FFO) for the quarter ended March 31, 2004 were $0.52 per share compared to $0.57 per share in the same period of 2003. The primary components of the reduction in FFO quarter over quarter include a $0.02 per share reduction of "same-store" Net Operating Income (NOI) results and a $0.02 per share reduction in operating results from unconsolidated entities.
    Total revenues from continuing operations for the quarter were $462.7 million compared to $438.3 million in the first quarter of 2003.

    "Same-Store" Results

    On a "same-store" first quarter to first quarter comparison, which includes 170,836 units, revenues decreased 0.2 percent, expenses increased 3.0 percent and NOI decreased 2.3 percent. On a sequential "same-store" comparison for these same 170,836 units from fourth quarter 2003 to first quarter 2004, revenues remained flat, expenses increased 1.3 percent and NOI decreased 0.9 percent.

    Acquisitions/Dispositions

    During the first quarter of 2004, the Company acquired: (i) five properties, consisting of 1,671 units, for an aggregate purchase price of $224.4 million at an average capitalization (cap) rate of 5.8 percent and (ii) its joint venture partners' interests in 15 previously unconsolidated development properties, consisting of 4,500 completed units, 315 units to be completed in the second quarter of 2004 and two vacant land parcels. The Company consolidated $948.0 million of real estate assets, assumed $265.0 million of mortgage debt, paid $51.7 million in cash and reduced investments in unconsolidated entities by $268.6 million (net of $339.7 million in mortgage debt paid off prior to closing) in connection with these 15 development properties.
    Also during the quarter, the Company sold 22 properties, consisting of 5,990 units, for an aggregate sale price of $301.3 million at an average cap rate of 6.6 percent.

    FIN 46 - Consolidation of Variable Interest Entities

    The Company adopted FIN 46, as required, effective March 31, 2004 with respect to all its unconsolidated development projects as of that date. FIN 46 requires the Company to consolidate the assets, liabilities and results of operations of the activities of a variable interest entity, which for the Company includes its development partnerships, if the Company is entitled to receive a majority of the entity's residual returns, or is subject to a majority of the risk of loss from such entity's activities. Accordingly, effective March 31, 2004, the Company consolidated $548.3 million of real estate assets and $294.7 million of mortgage debt and reduced investments in unconsolidated entities by $235.0 million.

    Second Quarter 2004 Results

    Equity Residential expects to announce second quarter 2004 results on Wednesday, August 4, 2004 and host a conference call to discuss those results at 10:00 a.m. CT that day.
    Equity Residential is the largest publicly traded apartment company in America. Nationwide, Equity Residential owns or has investments in 952 properties in 34 states consisting of 203,590 units. For more information on Equity Residential, please visit our website at www.equityapartments.com.

    Forward-Looking Statements

    The Company lists parameters for 2004 results in the final page of this release. 2004 results will depend upon a slowdown in multifamily starts and economic recovery and job growth. The forward-looking statements contained in this news release regarding 2004 results are further subject to certain risks and uncertainties including, without limitation, the risks described under the heading "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) and available on our website, www.equityapartments.com. This news release also contains forward-looking statements concerning development properties. The total number of units and cost of development and completion dates reflect the Company's best estimates and are subject to uncertainties arising from changing economic conditions (such as costs of labor and construction materials), completion and local government regulation. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

    A live web cast of the Company's conference call discussing these results and outlook for 2004 will take place today at 10:00 a.m.
Central. Please visit the Investor Information section of the Company's web site at www.equityapartments.com for the link. A replay of the web cast will be available for two weeks at this site.


                          EQUITY RESIDENTIAL
                 CONSOLIDATED STATEMENTS OF OPERATIONS
             (Amounts in thousands except per share data)
                              (Unaudited)

                                               Quarter Ended March 31,
                                               -----------------------
                                                  2004        2003
                                               ----------- -----------
REVENUES
    Rental income                                $459,654    $435,803
    Fee and asset management                        3,007       2,488
                                               ----------- -----------

        Total revenues                            462,661     438,291
                                               ----------- -----------

EXPENSES
    Property and maintenance                      125,995     118,422
    Real estate taxes and insurance                52,471      47,857
    Property management                            17,286      15,851
    Fee and asset management                        1,995       1,770
    Depreciation                                  115,610     105,778
    General and administrative                      9,988      11,176
    Impairment on technology investments                -         291
                                               ----------- -----------

        Total expenses                            323,345     301,145
                                               ----------- -----------

Operating income                                  139,316     137,146

    Interest and other income                       2,108       3,337
    Interest:
         Expense incurred, net                    (79,858)    (79,417)
         Amortization of deferred financing
          costs                                    (1,426)     (1,338)
                                               ----------- -----------

Income before allocation to Minority Interests,
 income (loss) from investments in
 unconsolidated entities, net gain on sales
 of unconsolidated entities and discontinued
 operations                                        60,140      59,728
Allocation to Minority Interests:
     Operating Partnership                         (7,640)     (9,110)
     Partially Owned Properties                      (147)       (115)
Income (loss) from investments in
 unconsolidated entities                           (7,406)        107
Net gain on sales of unconsolidated entities        2,434       1,212
                                               ----------- -----------
Income from continuing operations                  47,381      51,822
Net gain on sales of discontinued operations       71,499      70,672
Discontinued operations, net                       (1,815)     12,853
                                               ----------- -----------
Net income                                        117,065     135,347
Preferred distributions                           (18,756)    (24,180)
                                               ----------- -----------
Net income available to Common Shares             $98,309    $111,167
                                               =========== ===========

Earnings per share - basic:
Income from continuing operations available
 to Common Shares                                   $0.12       $0.13
                                               =========== ===========
Net income available to Common Shares               $0.35       $0.41
                                               =========== ===========
Weighted average Common Shares outstanding        277,498     270,678
                                               =========== ===========

Earnings per share - diluted:
Income from continuing operations available
 to Common Shares                                   $0.12       $0.13
                                               =========== ===========
Net income available to Common Shares               $0.35       $0.41
                                               =========== ===========
Weighted average Common Shares outstanding        301,781     294,508
                                               =========== ===========

Distributions declared per Common Share
 outstanding                                      $0.4325     $0.4325
                                               =========== ===========



                          EQUITY RESIDENTIAL
           CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
             (Amounts in thousands except per share data)
                              (Unaudited)

                                              Quarter Ended March 31,
                                              ------------------------
                                                  2004        2003
                                              ------------ -----------

 Net income                                      $117,065    $135,347
 Net income allocation to Minority Interests-
  Operating Partnership                             7,640       9,110
   Adjustments:
      Depreciation                                115,610     105,778
      Depreciation - Non-real estate additions     (1,300)     (2,275)
      Depreciation - Partially Owned Properties    (2,096)     (2,039)
      Depreciation - Unconsolidated Properties      6,763       5,195
      Net (gain) on sales of unconsolidated
       entities                                    (2,434)     (1,212)
      Discontinued operations:
           Depreciation                             1,575      13,140
           Net (gain) on sales of discontinued
            operations                            (71,499)    (70,672)
           Net incremental gain on sales of
            condominium units                       3,524         443
           Net gain on sales of vacant land            15           -
                                               ----------- -----------

 FFO (1)(2)                                       174,863     192,815
 Preferred distributions                          (18,756)    (24,180)
                                               ----------- -----------

 FFO available to Common Shares and OP Units -
  basic                                          $156,107    $168,635
                                               =========== ===========

 FFO available to Common Shares and OP Units -
  diluted                                        $157,100    $169,853
                                               =========== ===========

 FFO per share and OP Unit - basic                  $0.52       $0.58
                                               =========== ===========

 FFO per share and OP Unit - diluted                $0.52       $0.57
                                               =========== ===========

 Weighted average Common Shares and
      OP Units outstanding - basic                299,029     292,949
                                               =========== ===========

 Weighted average Common Shares and
      OP Units outstanding - diluted              304,331     297,654
                                               =========== ===========


(1) The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. The April 2002 White Paper states that gain or loss on sales of property is excluded from FFO for previously depreciated operating properties only. Once the Company commences the conversion of units to condominiums, it simultaneously discontinues depreciation of such property.

(2) The Company believes that FFO is helpful to investors as a supplemental measure of the operating performance of a real estate company because it provides investors an understanding of the ability of the Company to incur and service debt and to make capital expenditures. FFO in and of itself does not represent net income or net cash flows from operating activities in accordance with GAAP. Therefore, FFO should not be exclusively considered as an alternative to net income or to net cash flows from operating activities as determined by GAAP or as a measure of liquidity. The Company's calculation of FFO may differ from other real estate companies due to, among other items, variations in cost capitalization policies for capital expenditures and, accordingly, may not be comparable to such other real estate companies.



                          EQUITY RESIDENTIAL
                      CONSOLIDATED BALANCE SHEETS
            (Amounts in thousands except for share amounts)
                              (Unaudited)

                                           March 31,     December 31,
                                             2004            2003
                                         -------------- --------------
ASSETS
Investment in real estate
  Land                                      $2,066,965     $1,845,547
  Depreciable property                      11,901,855     11,018,326
  Construction in progress
   (including land)                            386,655         10,506
                                         -------------- --------------
Investment in real estate                   14,355,475     12,874,379
  Accumulated depreciation                  (2,337,502)    (2,296,013)
                                         -------------- --------------
Investment in real estate, net              12,017,973     10,578,366

Cash and cash equivalents                       71,527         49,579
Investments in unconsolidated entities          13,503        473,977
Rents receivable                                 2,584            426
Deposits - restricted                          135,664        133,752
Escrow deposits - mortgage                      42,158         41,104
Deferred financing costs, net                   31,852         31,135
Goodwill, net                                   30,000         30,000
Other assets                                   111,967        128,554
                                         -------------- --------------
       Total assets                        $12,457,228    $11,466,893
                                         ============== ==============

LIABILITIES AND SHAREHOLDERS'
 EQUITY
Liabilities:
  Mortgage notes payable                    $3,221,993     $2,693,815
  Notes, net                                 2,656,105      2,656,674
  Line of credit                               420,000         10,000
  Accounts payable and accrued expenses         90,204         55,463
  Accrued interest payable                      71,914         60,334
  Rents received in advance and other
   liabilities                                 198,625        189,372
  Security deposits                             46,937         44,670
  Distributions payable                        141,231        140,195
                                         -------------- --------------
       Total liabilities                     6,847,009      5,850,523
                                         -------------- --------------

Commitments and contingencies
Minority Interests:
   Operating Partnership                       326,332        342,809
   Preference Interests                        246,000        246,000
   Junior Preference Units                       2,217          2,217
   Partially Owned Properties                   13,582          9,903
                                         -------------- --------------
       Total Minority Interests                588,131        600,929
                                         -------------- --------------

Shareholders' equity:
   Preferred Shares of beneficial
    interest, $0.01 par value;
    100,000,000 shares authorized;
    5,450,018 shares issued and
    outstanding as of March 31, 2004
    and 5,496,518 shares issued and
    outstanding as of December 31, 2003        669,750        670,913
   Common Shares of beneficial interest,
    $0.01 par value; 1,000,000,000
    shares authorized; 280,185,975
    shares issued and outstanding as of
    March 31, 2004 and 277,643,885
    shares issued and outstanding as
    of December 31, 2003                         2,802          2,776
   Paid in capital                           4,992,448      4,956,712
   Deferred compensation                        (2,641)        (3,554)
   Distributions in excess of
    accumulated earnings                      (610,865)      (588,005)
   Accumulated other
    comprehensive loss                         (29,406)       (23,401)
                                         -------------- --------------
       Total shareholders' equity            5,022,088      5,015,441
                                         -------------- --------------

       Total liabilities and
        shareholders' equity               $12,457,228    $11,466,893
                                         ============== ==============



                          EQUITY RESIDENTIAL
----------------------------------------------------------------------

               First Quarter 2004 vs. First Quarter 2003
                Quarter over Quarter Same-Store Results

               $ in Millions - 170,836 Same-Store Units

           Description         Revenues       Expenses       NOI(b)
       -------------------- --------------- ------------- ------------
             Q1 2004             $415.9        $168.7       $247.2
             Q1 2003             $416.9        $163.8       $253.1
                            --------------- ------------- ------------
              Change              $(1.0)         $4.9        $(5.9)
                            =============== ============= ============
              Change               (0.2%)         3.0%        (2.3%)


----------------------------------------------------------------------

              First Quarter 2004 vs. Fourth Quarter 2003
          Sequential Quarter over Quarter Same-Store Results

              $ in Millions - 170,836 Same-Store Units(a)

           Description         Revenues       Expenses       NOI(b)
       -------------------- --------------- ------------- ------------
             Q1 2004             $415.9        $168.7       $247.2
             Q4 2003             $415.9        $166.5       $249.4
                            --------------- ------------- ------------
              Change                 $-          $2.2        $(2.2)
                            =============== ============= ============
              Change                0.0%          1.3%        (0.9%)

(a) Includes the same units as the First Quarter 2004 vs. First
    Quarter 2003 Same Store results for comparability purposes.

----------------------------------------------------------------------

                    Same-Store Occupancy Statistics

                    Q1 2004        92.9%       Q1 2004        92.9%
                    Q1 2003        92.6%       Q4 2003        92.8%
                            ---------------               ------------
                     Change         0.3%        Change         0.1%


----------------------------------------------------------------------

(b) The Company's primary financial measure for evaluating each of its apartment communities is net operating income ("NOI"). NOI represents rental income less property and maintenance expense, real estate tax and insurance expense, and property management expense. The Company believes that NOI is helpful to investors as a supplemental measure of the operating performance of a real estate company because it is a direct measure of the actual operating results of the Company's apartment communities.



                          EQUITY RESIDENTIAL
----------------------------------------------------------------------

               First Quarter 2004 vs. First Quarter 2003
                     Same-Store Results by Market

   -------------------------------------------------------------------
                                                     1Q04         1Q04
                                                     % of     Weighted
                                                   Actual      Average
   Markets                          Units             NOI  Occupancy %
   -------------------------------------------------------------------
 1 Boston                           5,526            7.0%        93.8%
 2 South Florida                   10,093            6.4%        94.7%
 3 San Francisco Bay Area           5,010            5.1%        94.4%
 4 Phoenix                          9,741            4.9%        90.7%
 5 Atlanta                         10,401            4.7%        93.1%
 6 Los Angeles                      3,868            4.3%        94.5%
 7 San Diego                        4,048            4.3%        94.2%
 8 Dallas/Ft Worth                  9,579            4.2%        93.1%
 9 Denver                           7,187            4.1%        92.2%
10 Seattle/Tacoma                   7,624            4.1%        93.3%
11 New England (excl Boston)        6,114            3.9%        94.7%
12 DC Suburban Maryland             5,525            3.8%        93.9%
13 New York Metro Area              2,666            3.2%        93.3%
14 Orange Co                        3,013            3.1%        94.0%
15 Orlando                          5,725            2.9%        93.6%
16 Inland Empire, CA                3,252            2.9%        95.8%
17 North Florida                    6,222            2.7%        92.2%
18 DC Suburban Virginia             3,283            2.7%        93.6%
19 Houston                          5,163            2.4%        90.6%
20 Minn/St Paul                     3,826            2.3%        90.6%
                              ----------------------------------------
                Top 20 Markets    117,866           78.7%        93.2%

             All Other Markets     52,970           21.3%        92.3%
                              ----------------------------------------
                         Total    170,836          100.0%        92.9%
                              ========================================



                              ----------------------------------------
                               Increase (Decrease) from Prior Quarter
   -------------------------------------------------------------------

   Markets                        Revenues  Expenses    NOI  Occupancy
   -------------------------------------------------------------------
 1 Boston                            0.6%      2.1%   (0.2%)     0.1%
 2 South Florida                     3.2%      1.6%    4.3%      0.8%
 3 San Francisco Bay Area           (3.0%)     1.2%   (5.1%)    (0.1%)
 4 Phoenix                           2.5%      2.0%    2.9%      2.2%
 5 Atlanta                          (4.0%)     5.6%  (10.4%)     1.2%
 6 Los Angeles                       2.1%      4.5%    1.1%     (0.6%)
 7 San Diego                         2.3%      2.8%    2.0%      0.8%
 8 Dallas/Ft Worth                  (2.9%)     3.1%   (8.0%)     0.5%
 9 Denver                           (2.5%)    (0.7%)  (3.3%)    (0.3%)
10 Seattle/Tacoma                   (0.9%)     4.3%   (4.4%)     0.3%
11 New England (excl Boston)         2.1%      5.1%   (0.1%)    (1.0%)
12 DC Suburban Maryland              1.1%      7.3%   (2.2%)    (1.0%)
13 New York Metro Area              (1.0%)     2.6%   (3.1%)     1.4%
14 Orange Co                         2.9%      6.7%    1.3%     (0.7%)
15 Orlando                           0.4%     (2.5%)   2.4%      0.4%
16 Inland Empire, CA                 7.8%      1.1%   11.2%      1.4%
17 North Florida                    (0.2%)     3.5%   (2.6%)    (1.2%)
18 DC Suburban Virginia              1.4%      0.5%    1.8%     (0.3%)
19 Houston                          (5.0%)     0.1%   (9.4%)    (1.7%)
20 Minn/St Paul                     (2.4%)    (1.5%)  (3.0%)    (0.1%)
                              ----------------------------------------
                Top 20 Markets       0.1%      2.6%   (1.4%)     0.2%

             All Other Markets      (1.3%)     4.3%   (5.7%)     0.3%
                              ----------------------------------------
                         Total      (0.2%)     3.0%   (2.3%)     0.3%
                              ========================================

----------------------------------------------------------------------



                          EQUITY RESIDENTIAL
----------------------------------------------------------------------

             First Quarter 2004 vs. Fourth Quarter 2003(a)
                Sequential Same-Store Results by Market

   -------------------------------------------------------------------
                                                    1Q04          1Q04
                                                    % of      Weighted
                                                  Actual       Average
   Markets                          Units            NOI   Occupancy %
   -------------------------------------------------------------------
 1 Boston                           5,526            7.0%        93.8%
 2 South Florida                   10,093            6.4%        94.7%
 3 San Francisco Bay Area           5,010            5.1%        94.4%
 4 Phoenix                          9,741            4.9%        90.7%
 5 Atlanta                         10,401            4.7%        93.1%
 6 Los Angeles                      3,868            4.3%        94.5%
 7 San Diego                        4,048            4.3%        94.2%
 8 Dallas/Ft Worth                  9,579            4.2%        93.1%
 9 Denver                           7,187            4.1%        92.2%
10 Seattle/Tacoma                   7,624            4.1%        93.3%
11 New England (excl Boston)        6,114            3.9%        94.7%
12 DC Suburban Maryland             5,525            3.8%        93.9%
13 New York Metro Area              2,666            3.2%        93.3%
14 Orange Co                        3,013            3.1%        94.0%
15 Orlando                          5,725            2.9%        93.6%
16 Inland Empire, CA                3,252            2.9%        95.8%
17 North Florida                    6,222            2.7%        92.2%
18 DC Suburban Virginia             3,283            2.7%        93.6%
19 Houston                          5,163            2.4%        90.6%
20 Minn/St Paul                     3,826            2.3%        90.6%
                              ----------------------------------------
                Top 20 Markets    117,866           78.7%        93.2%

             All Other Markets     52,970           21.3%        92.3%
                              ----------------------------------------
                         Total    170,836          100.0%        92.9%
                              ========================================



                              ----------------------------------------
                               Increase (Decrease) from Prior Quarter
   -------------------------------------------------------------------

   Markets                        Revenues  Expenses    NOI  Occupancy
   -------------------------------------------------------------------
 1 Boston                           (2.4%)     5.7%   (6.3%)    (1.3%)
 2 South Florida                     2.4%     (0.7%)   4.8%      1.0%
 3 San Francisco Bay Area           (1.4%)    (3.1%)  (0.4%)    (0.6%)
 4 Phoenix                           2.2%      0.1%    3.7%      0.5%
 5 Atlanta                          (0.1%)     1.5%   (1.3%)     0.4%
 6 Los Angeles                       0.7%     (3.9%)   2.9%      0.0%
 7 San Diego                        (0.8%)     0.2%   (1.2%)    (1.5%)
 8 Dallas/Ft Worth                  (0.9%)     0.6%   (2.3%)     0.4%
 9 Denver                           (0.8%)    (4.4%)   1.1%     (0.1%)
10 Seattle/Tacoma                    0.6%      3.9%   (1.7%)     1.4%
11 New England (excl Boston)        (0.0%)    12.1%   (7.8%)    (0.9%)
12 DC Suburban Maryland              0.2%      6.4%   (3.1%)    (0.1%)
13 New York Metro Area              (0.1%)     2.9%   (1.8%)    (1.1%)
14 Orange Co                        (0.5%)    (0.9%)  (0.3%)    (0.8%)
15 Orlando                          (0.0%)    (1.6%)   1.1%     (0.0%)
16 Inland Empire, CA                 1.4%     (3.8%)   4.0%      0.4%
17 North Florida                    (0.6%)     1.4%   (2.0%)    (0.8%)
18 DC Suburban Virginia             (1.1%)     5.8%   (4.3%)    (0.5%)
19 Houston                          (0.5%)    (1.1%)   0.1%     (0.0%)
20 Minn/St Paul                      0.4%     (4.4%)   4.6%     (0.8%)
                              ----------------------------------------
                Top 20 Markets      (0.1%)     1.1%   (0.8%)    (0.0%)

             All Other Markets       0.1%      2.0%   (1.5%)     0.3%
                              ----------------------------------------
                         Total      (0.0%)     1.3%   (0.9%)     0.1%
                              ========================================

(a) Includes the same units as the First Quarter 2004 vs. First
    Quarter 2003 Same Store results for comparability purposes.



                          EQUITY RESIDENTIAL
----------------------------------------------------------------------

                      Portfolio Rollforward 2004

                              Properties   Units   $ Millions Cap Rate
                              ----------- -------- ---------- --------

               12/31/2003         968     207,506
Acquisitions                        5       1,671     $224.4      5.8%
Dispositions                      (22)     (5,990)   $(301.3)     6.6%
Completed Developments              1         403
                              ----------- --------
                3/31/2004         952     203,590


----------------------------------------------------------------------

                    Portfolio as of March 31, 2004

                               Properties  Units
                              ----------- --------

Wholly Owned Properties           849     179,115
Partially Owned Properties
 (Consolidated)                    40       7,857
Unconsolidated Properties          63      16,618
                              ----------- --------
                                  952     203,590



                          EQUITY RESIDENTIAL
----------------------------------------------------------------------
                           Portfolio Summary
                         As of March 31, 2004

                                                     % of   % of 2004
            Market            Properties  Units      Units  NOI Budget

Boston                               34    6,349      3.1%        6.1%
DC Northern Virginia                 14    4,956      2.4%        4.4%
New England (excluding Boston)       45    6,117      3.0%        3.8%
DC Suburban Maryland                 27    5,833      2.9%        3.6%
New York Metro Area                  11    3,144      1.5%        3.6%
Richmond                              3      916      0.4%        0.2%
                              ----------------------------------------
Atlantic Region                     134   27,315     13.4%       21.7%

South Florida                        54   11,931      5.9%        6.6%
Orlando                              29    6,136      3.0%        2.8%
North Florida                        49    6,931      3.4%        2.6%
Tampa/Ft Myers                       33    6,071      3.0%        2.1%
                              ----------------------------------------
Florida Region                      165   31,069     15.3%       14.1%

Raleigh/Durham                       17    4,201      2.1%        1.4%
Charlotte                            12    3,701      1.8%        1.1%
                              ----------------------------------------
Carolina Region                      29    7,902      3.9%        2.5%

Atlanta                              63   13,004      6.4%        5.2%
Birmingham                            1      240      0.1%        0.0%
                              ----------------------------------------
Georgia Region                       64   13,244      6.5%        5.2%

Minneapolis/St Paul                  18    3,982      2.0%        2.0%
Chicago                               9    3,802      1.9%        1.8%
Southeastern Michigan                24    3,867      1.9%        1.7%
Nashville                            11    2,729      1.3%        1.0%
Columbus                             31    3,415      1.7%        0.9%
Northern Ohio                        26    2,771      1.4%        0.9%
Indianapolis                         29    3,056      1.5%        0.8%
Southern Ohio                        22    1,865      0.9%        0.5%
St Louis                              5      984      0.5%        0.4%
Milwaukee                             3      686      0.3%        0.4%
Lexington                             7      656      0.3%        0.2%
Louisville                            8      608      0.3%        0.2%
Memphis                               1      568      0.3%        0.1%
                              ----------------------------------------
Midwest Region                      194   28,989     14.2%       10.8%

Lexford Other                        50    4,320      2.1%        1.0%
Dallas/Ft Worth                      37   11,463      5.6%        4.1%
Houston                              18    5,525      2.7%        2.2%
Austin                               13    3,867      1.9%        1.3%
San Antonio                           7    2,146      1.1%        0.6%
Tulsa                                 8    2,036      1.0%        0.5%
Kansas City                           2      568      0.3%        0.3%
                              ----------------------------------------
Texas Region                         85   25,605     12.6%        8.9%

Phoenix                              41   11,604      5.7%        4.4%
Las Vegas                             3    1,220      0.6%        0.5%
Tucson                                2      558      0.3%        0.1%
Albuquerque                           2      369      0.2%        0.1%
                              ----------------------------------------
Arizona Region                       48   13,751      6.8%        5.0%

Denver                               29    8,194      4.0%        3.7%
                              ----------------------------------------
Colorado Region                      29    8,194      4.0%        3.7%

Los Angeles                          28    6,053      3.0%        5.7%
San Diego                            13    4,048      2.0%        4.0%
Orange County, CA                     8    3,013      1.5%        2.9%
Inland Empire, CA                    11    3,504      1.7%        2.7%
                              ----------------------------------------
Southern Cal Region                  60   16,618      8.2%       15.4%

San Francisco Bay Area               26    6,249      3.1%        4.9%
Central Valley CA                    10    1,595      0.8%        0.5%
                              ----------------------------------------
Northern Cal Region                  36    7,844      3.9%        5.4%

Seattle                              37    7,963      3.9%        3.5%
Portland OR                          13    4,678      2.3%        1.8%
Tacoma                                7    2,341      1.1%        1.0%
                              ----------------------------------------
Washington Region                    57   14,982      7.4%        6.4%
                              ----------------------------------------
            Total                   951  199,833     98.2%      100.0%
Ft. Lewis - Military Housing          1    3,757      1.8%        0.0%
                              ----------------------------------------
         Grand Total                952  203,590    100.0%      100.0%



                          EQUITY RESIDENTIAL
----------------------------------------------------------------------
                   Debt Summary as of March 31, 2004

                                                      Weighted Average
                                           $ Millions      Rate(1)
                                           ---------- ----------------

   Secured                                    $3,222             5.59%
   Unsecured                                   3,076             6.12%
                                           ---------- ----------------
      Total                                   $6,298             5.86%

   Fixed Rate                                 $4,965             6.71%
   Floating Rate                               1,333             1.61%
                                           ---------- ----------------
      Total                                   $6,298             5.86%

   Above Totals Include:
   ---------------------
   Tax Exempt:
      Fixed                                     $327             4.40%
      Floating                                   573             1.38%
                                           ---------- ----------------
      Total                                     $900             2.47%

   Unsecured Revolving Credit Facility          $420             1.51%

(1) Net of the effect of any derivative instruments.

----------------------------------------------------------------------

              Debt Maturity Schedule as of March 31, 2004

                               Year              $ Millions % of Total
                              ------             ---------- ----------

                               2004                   $787       12.5%
                               2005(2)(3)            1,065       16.9%
                               2006(4)                 480        7.6%
                               2007                    355        5.6%
                               2008                    624        9.9%
                               2009                    291        4.6%
                               2010                    196        3.1%
                               2011                    704       11.2%
                               2012                    460        7.3%
                              2013+                  1,336       21.2%
                                                 ---------- ----------
                               Total                $6,298      100.0%


(2) Includes $300 million of unsecured debt with a final maturity of 2015 that is putable/callable in 2005.

(3) Includes $420 million outstanding on the Company's unsecured revolving credit facility.

(4) Includes $150 million of unsecured debt with a final maturity of 2026 that is putable in 2006.



                          EQUITY RESIDENTIAL
----------------------------------------------------------------------
                    Unsecured Public Debt Covenants

                                                            March 31,
                                                              2004
                                                            ----------

 Total Debt to Adjusted Total Assets (not to exceed 60%)         42.7%


 Secured Debt to Adjusted Total Assets (not to exceed 40%)       21.9%


 Consolidated Income Available For Debt Service To
  Maximum Annual Service Charges
  (must be at least 1.5 to 1)                                    2.87


 Total Unsecured Assets to Unsecured Debt
  (must be at least 150%)                                       291.9%


These covenants relate to ERP Operating Limited Partnership's outstanding unsecured public debt. Equity Residential is the general partner of ERP Operating Limited Partnership. The terms are defined in the indentures.

----------------------------------------------------------------------

                 Capitalization as of March 31, 2004

Total Debt                                             $6,298,098,129

Common Shares & OP Units              301,193,888
Common Share Equivalents                3,546,455
                                      ------------
Total Outstanding at quarter-end      304,740,343
Common Share Price at March 31, 2004       $29.85
                                      ------------
                                                        9,096,499,239
Perpetual Preferred Shares
 Liquidation Value                                        615,000,000
Perpetual Preference Interests Liquidation Value          211,500,000
                                                      ----------------
Total Market Capitalization                           $16,221,097,368

Total Debt/Total Market Capitalization                             39%



                          EQUITY RESIDENTIAL
----------------------------------------------------------------------
                 Weighted Average Amounts Outstanding

                                                 1Q04         1Q03
                                             ------------ ------------

Weighted Average Amounts Outstanding for Net
 Income Purposes:
   Common Shares - basic                     277,497,681  270,677,523
   Shares issuable from assumed
    conversion/vesting of:
           - OP Units                         21,531,014   22,271,774
           - share options/restricted shares   2,752,750    1,558,400
                                             ------------ ------------
   Total Common Shares and OP Units -
    diluted                                  301,781,445  294,507,697

Weighted Average Amounts Outstanding for FFO
 Purposes:
   OP Units - basic                           21,531,014   22,271,774
   Common Shares - basic                     277,497,681  270,677,523
                                             ------------ ------------
   Total Common Shares and OP Units - basic 299,028,695 292,949,297 Shares issuable from assumed conversion/vesting of:
           - convertible preferred
             shares/units                      2,549,807    3,146,198
           - share options/restricted shares   2,752,750    1,558,400
                                             ------------ ------------
   Total Common Shares and OP Units -
    diluted                                  304,331,252  297,653,895

Period Ending Amounts Outstanding:
   OP Units                                   21,007,913
   Common Shares                             280,185,975
                                             ------------
   Total Common Shares and OP Units          301,193,888



                          EQUITY RESIDENTIAL
----------------------------------------------------------------------
             Unconsolidated Entities as of March 31, 2004
      (Amounts in thousands except for project and unit amounts)


                                    Institutional
                                       Joint      Lexford/
                                      Ventures     Other   Totals
                                    ------------  ------- ---------

Total projects                               45       17        62(1)
                                    ------------  ------- ---------

Total units                              10,846    2,015    12,861(1)
                                    ------------  ------- ---------


Company's ownership percentage of
 outstanding debt                          25.0%    12.7%

Company's share of outstanding
 debt(2)                               $121,200   $4,577  $125,777
                                    ------------  ------- ---------


Operating information for the three
 months ended 03/31/04 (at 100%)(3):
   Revenue                              $22,440   $3,130   $25,570
   Operating expenses                     9,907    1,643    11,550
                                    ------------  ------- ---------
   Net operating income                  12,533    1,487    14,020
   Interest expense                       9,361      745    10,106
   Depreciation                           5,106      673     5,779
   Amortization                             154       65       219
   Other                                     69        -        69
                                    ------------  ------- ---------
   Net income/(loss)                    $(2,157)      $4   $(2,153)
                                    ============  ======= =========

   Company's Funds from Operations
    (FFO)                                  $737     $331    $1,068
                                    ============  ======= =========

(1) Totals exclude Fort Lewis Military Housing consisting of one property and 3,757 units, which is not accounted for under the equity method of accounting and is included in the Company's property/unit counts as of March 31, 2004.

(2) All debt is non-recourse to the Company.

(3) Excludes approximately $7.3 million of losses from previously unconsolidated development entities. The Company consolidated these development entities during the first quarter of 2004 either through its adoption of FIN 46 effective March 31, 2004 or through its acquisition of 15 of these projects during the quarter.



                          EQUITY RESIDENTIAL
----------------------------------------------------------------------
               Development Projects as of March 31, 2004
      (Amounts in thousands except for project and unit amounts)

                                                Estimated   Estimated
                                       No. of  Development EQR Future
Consolidated Projects   Location        Units   Cost(1)(2) Fundings(1)
----------------------------------------------------------------------

Wholly Owned:
-------------
Bella Vista I & II
 (Warner Ridge I & II) Woodland Hills, CA  315     $80,860     $8,512

Partially Owned:
----------------
Watermarke           Irvine, CA            535     120,600          -

2400 M Street        Washington, D.C.      341     104,210          -
1111 25th Street     Washington, D.C.      140      37,500          -
1210 Massachusetts   Washington, D.C.
 Ave.                                      142      36,300          -
13th and N Street    Washington, D.C.      170      35,400          -

Indian Ridge         Waltham, MA           264      47,460      2,740
City View at the     Lombard, IL
 Highlands                                 403      67,100          -

                                     ---------------------------------

Total Projects            8              2,310    $529,430    $11,252
                                     =================================


                                     Construction           Estimated
                                       Mortgage  Percentage Completion
Consolidated Projects   Location        Debt (3)   Leased      Date
----------------------------------------------------------------------
Wholly Owned:
-------------
Bella Vista I & II
 (Warner Ridge I & II) Woodland Hills, CA     $-      49.8%    2Q 2004

Partially Owned:
----------------
Watermarke           Irvine, CA           66,419      36.6%    3Q 2004

2400 M Street        Washington, D.C.      9,169         -     2Q 2005
1111 25th Street     Washington, D.C.     13,826         -     4Q 2004
1210 Massachusetts   Washington, D.C.                          2Q 2004
 Ave.                                     20,977         -
13th and N Street    Washington, D.C.     20,824         -     2Q 2004

Indian Ridge         Waltham, MA               -         -     4Q 2005
City View at the
 Highlands           Lombard, IL          44,375      37.5%  Completed

                                     ------------

Total Projects            8             $175,590
                                     ============

(1) EQR generally funds between 25% and 35% of the estimated development cost for the Partially Owned Properties with the remaining cost financed through third party construction mortgages.

(2) Of the total estimated development cost, $120.1 million has been transferred to land and depreciable property, $277.1 million is currently reflected as construction in progress ("CIP") and $132.2 million remains to be invested. The remaining $109.6 million of CIP represents land held for future development and related costs.

(3) A total of $319.6 million is available for funding under this construction debt, of which $175.6 million was funded and outstanding at March 31, 2004. With the exception of $22.0 million of collateral enhancement, all of this construction debt is non-recourse to the Company.


                          EQUITY RESIDENTIAL
----------------------------------------------------------------------

   Maintenance Expenses and Capitalized Improvements to Real Estate
               For the Three Months Ended March 31, 2004
      (Amounts in thousands except for unit and per unit amounts)

                          --------------------------------------------
                                      Maintenance Expenses
                          --------------------------------------------

                   Total            Avg.           Avg.           Avg.
                   Units  Expense   Per  Payroll   Per            Per
                    (1)     (2)     Unit   (3)     Unit  Total    Unit
                 -------- -------------- -------------- --------------

Established
 Properties (6)  161,070  $20,325  $126  $20,698  $129  $41,023  $255

New Acquisition
 Properties (7)   16,539    1,757   143    1,323   108    3,080   251

Other (8)          9,363    2,367          2,800          5,167
                 -------- --------       --------       --------

Total            186,972  $24,449        $24,821        $49,270
                 ======== ========       ========       ========


                 -----------------------------------------------------
                        Capitalized Improvements to Real Estate
                 -----------------------------------------------------

                                Avg.  Building     Avg.           Avg.
                  Replacements  Per  Improvements  Per            Per
                      (4)       Unit     (5)       Unit  Total    Unit
                 ------------------- ------------------ --------------

Established
 Properties (6)      $12,308    $76     $16,584   $103  $28,892  $179

New Acquisition
 Properties (7)          583     48       1,440    117    2,023   165

Other (8)              2,580              2,217           4,797
                 ------------        -----------        --------

Total                $15,471            $20,241         $35,712
                 ============        ===========        ========


                 --------------------
                  Total Expenditures
                 --------------------

                                Avg.
                                Per
                 Grand Total    Unit
                 --------------------

Established
 Properties (6)    $69,915      $434

New Acquisition
 Properties (7)      5,103       416

Other (8)            9,964
                 ----------

Total              $84,982
                 ==========

(1) Total units exclude 16,618 unconsolidated units.

(2) Maintenance expenses include general maintenance costs, unit turnover costs including interior painting, regularly scheduled landscaping and tree trimming costs, security, exterminating, fire protection, snow and ice removal, elevator repairs, and other miscellaneous building repair costs.

(3) Maintenance payroll includes employee costs for maintenance, cleaning, housekeeping, and landscaping.

(4) Replacements include new expenditures inside the units such as carpets, appliances, mechanical equipment, fixtures and vinyl flooring.

(5) Building improvements include roof replacement, paving, amenities and common areas, building mechanical equipment systems, exterior painting and siding, major landscaping, vehicles and office and maintenance equipment.

(6) Wholly Owned Properties acquired prior to January 1, 2002.

(7) Wholly Owned Properties acquired during 2002, 2003 and 2004. Per unit amounts are based on a weighted average of 12,260 units.

(8) Includes properties either Partially Owned or sold during the period, commercial space and condominium conversions.


                          EQUITY RESIDENTIAL

                        Discontinued Operations
                        (Amounts in thousands)

                                               Quarter Ended March 31,
                                               -----------------------
                                                   2004        2003
                                               -----------------------

REVENUES
Rental income                                      $5,440     $49,442
                                               ----------- -----------
     Total revenues                                 5,440      49,442
                                               ----------- -----------

EXPENSES (1)
Property and maintenance                            4,477      16,730
Real estate taxes and insurance                       604       5,163
Property management                                     -          50
Depreciation                                        1,575      13,140
                                               ----------- -----------
     Total expenses                                 6,656      35,083
                                               ----------- -----------

Discontinued operating income                      (1,216)     14,359

Interest and other income                              20          17
Interest:
     Expense incurred, net                           (455)     (1,453)
     Amortization of deferred financing costs        (164)        (70)
                                               ----------- -----------
Discontinued operations, net                      $(1,815)    $12,853
                                               =========== ===========


----------------------------------------------------------------------

(1) Includes expenses paid in the current period for Wholly Owned
    Properties sold in prior periods related to the Company's period of ownership.


                          EQUITY RESIDENTIAL

----------------------------------------------------------------------

As a result of the Securities and Exchange Commission's Regulation FD, the Company will provide earnings guidance in its quarterly earnings release. These projections are based on current expectations and are forward-looking.


              2004 Earnings Guidance (per share diluted)
            -----------------------------------------------

                                           Q2                YEAR
                                     ---------------- ----------------

Expected EPS (1)                      $0.26 to $0.28    $1.21 to $1.35

Add:  Expected depreciation expense       0.40              1.62
Less: Expected net gain on sales (1)     (0.15)            (0.68)

                                     ---------------- ----------------
Expected FFO (2)                      $0.51 to $0.53    $2.15 to $2.29
                                     ================ ================


                      2004 Same-Store Assumptions
            ----------------------------------------------

Physical occupancy                        93.0%

Revenue change                       (0.75%) to 1.50%

Expense change                         3.0% to 4.0%

NOI change                            (4.0%) to 0.5%

Acquisitions                           $800 million

Dispositions                           $800 million


----------------------------------------------------------------------

(1) Earnings per share ("EPS") represents net income per share calculated in accordance with accounting principles generally accepted in the United States. Expected EPS is calculated on a basis consistent with actual EPS. Due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales, actual EPS could differ materially from expected EPS.

(2) The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. Expected FFO is calculated on a basis consistent with actual FFO.


    CONTACT: Equity Residential
             Marty McKenna, 312-928-1901